SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                       EVERGREEN SELECT MONEY MARKET FUND
                  EVERGREEN SELECT TREASURY MONEY MARKET FUND
                                  (THE "FUNDS")


For Evergreen Select Money Market Fund and Evergreen Select Treasury Money Market Fund:

         Effective March 4, 1998, the section of each of the prospectuses entitled Additional Purchase Information under "PURCHASE AND REDEMPTION OF SHARES - HOW TO BUY SHARES" is supplemented to read as follows with respect to purchases of shares of the Funds:

         Shares purchased via telephone will receive the dividend declared on that day if the telephone order is placed by 3:00 p.m. for Evergreen Select Money Market Fund, and by 3:30 p.m. for Evergreen Select Treasury Money Market Fund, and federal funds are received the same day by 4:00 p.m. (Eastern time).

April 7, 1998